SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                          ____________


                            FORM 8-K

                         CURRENT REPORT
                           ON FORM 8-K
                           PURSUANT TO
                   SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of               December 7, 1999
earliest event reported):


                      THE VIALINK COMPANY
             (Exact Name of Registrant as Specified
                        in Its Charter)


                            Delaware
                        (State of Other
                        Jurisdiction of
                         Incorporation)


   000-21729                                              73-1247666
(Commission File                                       (IRS Employer
    Number)                                          Identification No.)


13800 Benson Road, Edmond, Oklahoma                      73013-6417
(Address of Principal Executive Offices)                 (Zip Code)


                           (405) 936-2500
                  (Registrant's Telephone Number,
                       Including Area Code)


                              N/A
               (Former Name or Former Address, if
                   Changed Since Last Report)


Item 4. Changes in Registrant's Certifying Accountants.

(a)  Previous independent accountants

     (i) Effective December 7, 1999, PricewaterhouseCoopers LLP has resigned as The viaLink Company's independent accountants.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) In connection with its audits for the two most recent fiscal years and through December 7, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 10, 1999, is filed as Exhibit 16.1 hereto.

(b)  New independent accountants

     (i) The Company engaged KPMG LLP as its new independent accountants as of December 10, 1999.

           The Company's Board of Directors participated in and approved the decision to engage KPMG LLP as the Company's new independent accountants.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   EXHIBIT
    NUMBER      DESCRIPTION

     16.1       Letter from PricewaterhouseCoopers LLP to the
                Securities and Exchange Commission dated
                December 13, 1999




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 THE VIALINK COMPANY



Date:  December 14, 1999
                                 By: /s/  Lewis B. Kilbourne
                                    Lewis B. Kilbourne
                                    Chief Executive Officer



                        INDEX TO EXHIBITS


   EXHIBIT
    NUMBER      DESCRIPTION

     16.1       Letter from PricewaterhouseCoopers LLP to the
                Securities and Exchange Commission dated
                December 13, 1999


                                                     EXHIBIT 16.1


DECEMBER 13, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by The viaLink Company (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 7, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/S/ PricewaterhouseCoopers LLP